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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                           --------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)   JANUARY 6, 1997

                      DATA PROCESSING RESOURCES CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)



         CALIFORNIA                      0-27612               95-3931443
(State or other jurisdiction           (Commission          (I.R.S. Employer
      of incorporation)                file number)        Identification No.)

  4400 MAC ARTHUR BOULEVARD, SUITE 600
           NEWPORT BEACH, CA                                            92660
(Address of principal executive offices)                              (Zip Code)

       Registrant's telephone number, including area code: (714) 553-1102


  NOT APPLICABLE (Former name or former address, if changed since last report.)


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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         (a) On January 6, 1997, Data Processing Resources Corporation ("DPRC") acquired all of the outstanding capital stock (the "Stock") of LEARDATA Info-Services, Inc., a Texas Corporation ("LEARDATA"). The Stock was purchased from General Atlantic Leardata Partners, L.P., Bruce M. Smith, Chris P. Smith, Steve P. Donaldson, Robert W. Howe and Barbara
         A. Kuhler (collectively, the "Shareholders") pursuant to a Stock Purchase Agreement dated December 17, 1996 ("Stock Purchase Agreement"), by and among DPRC, LEARDATA and the Shareholders.

                  Under the terms of the Stock Purchase Agreement, the purchase price was $21,372,000, consisting of $17,329,000 in cash and 310,226 shares of DPRC common stock, valued at $4,043,000 (computed using the average closing price of DPRC's common stock for the last 20 trading days ending on, and including, the trading day immediately before the signing of the Stock Purchase Agreement). Under the Stock Purchase Agreement, the Shareholders have certain registration rights with respect to the 310,226 shares of DPRC common stock they received in the acquisition. The principal Shareholders of LEARDATA have each entered into a covenant not-to-compete with DPRC in the principal geographic areas in which LEARDATA's business was conducted at the time of acquisition.

                  In determining the consideration to be paid in the acquisition, DPRC reviewed LEARDATA and its business and determined an appropriate aggregate value of LEARDATA's information technology staffing business to DPRC based on a multiple of adjusted earnings before interest and taxes on a 12 month trailing basis. A final determination of such value was arrived at by means of arm's length bargaining among the parties to the Stock Purchase Agreement.

                  At the time of the acquisition, there was no material relationship between LEARDATA (including its officers, directors and shareholders) and DPRC or any of its affiliates, or any director or officer of DPRC, or any associate of any such officer or director.

                  DPRC used a portion of the proceeds obtained from its initial public offering of securities to pay part of the cash portion of the purchase price. In addition, DPRC borrowed $9,500,000 under a credit facility with Wells Fargo Bank, N.A. in conjunction with the consummation of the acquisition.

         (b) At the time of the acquisition, LEARDATA was engaged in the information technology staffing business, which it operated from one facility in Dallas, Texas. DPRC presently intends to continue to engage in the information technology staffing business in substantially the same manner and for the same purposes.



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ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

         (a)      FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         The financial statements of LEARDATA Info-Services, Inc. called for by Rule 3.05 of Regulation S-X under the Securities Exchange Act of 1934, as amended, have been previously filed by DPRC with the Securities and Exchange Commission (the "Commission") and can be found in DPRC's registration statement on Form S-1 (Registration No. 333-18719) originally filed with the Commission under the Securities Act of 1933, as amended, on December 24, 1996, as amended by Amendment No. 1 to such registration statement filed with the Commission on January 7, 1997 (such registration statement, including all exhibits and schedules thereto, as so amended, is hereinafter referred to as the "Registration Statement"). The following financial statements, which can be found at pages F-28 through F-40, inclusive, of the Registration Statement, are hereby incorporated by reference into this Current Report on Form 8-K:

                  Independent Auditors' Report
                  Balance Sheets as of December 31, 1994 and 1995
                  Statements of Income for the Years Ended December 31, 1993,
                   1994 and 1995
                  Statements of Stockholders' Equity for the Years Ended
                   December 31, 1993, 1994 and 1995
                  Statements of Cash Flow for the Years Ended
                   December 31, 1993, 1994 and 1995
                  Notes to Financial Statements
                  Condensed Balance Sheet as of September 30, 1996 (unaudited) Condensed Statements of Income for the Nine Months Ended
                   September 30, 1995 and 1996 (unaudited)
                  Condensed Statements of Cash Flow for the Nine Months Ended
                   September 30, 1995 and 1996 (unaudited)
                  Condensed Notes to Financial Statements (unaudited)

         (b)      PRO FORMA FINANCIAL INFORMATION.

         The pro forma financial information required pursuant to Article 11 of Regulation S-X have been previously filed by DPRC with the Commission. The following pro forma financial information can be found at pages 16 through 19, inclusive, of the Registration Statement and are hereby incorporated by reference into this Current Report on Form 8-K:

                  Pro forma Combined Condensed Financial Information (unaudited) Pro forma Combined Condensed Statements of Income Statements
                    For the Fiscal Year Ended July 31, 1996 (unaudited)
                  Pro forma Combined Condensed Statements of Income For the
                    Three Months Ended October 31, 1996 (unaudited)
                  Pro forma Combined Condensed Balance Sheet as of October 31,
                    1996 (unaudited)
                  Notes to Pro forma Combined Condensed Financial Statements For the Fiscal Year Ended July 31, 1996 and For the Three Months Ended October 31, 1996 (unaudited)


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         (c)      EXHIBITS.

         The following exhibits are filed herewith:

              Exhibit No.  Document
              -----------  --------

                  2.1 Stock Purchase Agreement dated December 17, 1996, by and among Data Processing Resources Corporation, Leardata Info-Services, Inc., General Atlantic Leardata Partners, L.P., Bruce M. Smith, Chris P. Smith, Steve P. Donaldson, Robert M. Howe and Barbara
                           A. Kuhler (1)

                  2.2 Registration Rights Agreement dated January 6, 1997, by and among Data Processing Resources Corporation, Leardata Info-Services, Inc., General Atlantic Leardata Partners, L.P., Bruce M. Smith, Chris P. Smith, Steve P. Donaldson, Robert M. Howe and Barbara
                           A. Kuhler (1)

                  23.1     Consent of Deloitte & Touche LLP

                  99.1     Text of Press Release dated December 18, 1996

                  99.2     Text of Press Release dated January 7, 1997

----------
(1) Incorporated by reference to DPRC's registration statement on Form S-1 (Registration No. 333-18719) originally filed with the Securities and Exchange Commission on December 24, 1996, as amended by Amendment No. 1 to such registration statement filed with the Securities and Exchange Commission on January 7, 1997.


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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                DATA PROCESSING RESOURCES CORPORATION


Date:  January 21, 1997         By:    /s/ Michael A. Piraino
     --------------------          ---------------------------

                                Michael A. Piraino, Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)


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                                  EXHIBIT INDEX


              Exhibit No.  Document
              -----------  --------

                  2.1 Stock Purchase Agreement dated December 17, 1996, by and among Data Processing Resources Corporation, Leardata Info-Services, Inc., General Atlantic Leardata Partners, L.P., Bruce M. Smith, Chris P. Smith, Steve P. Donaldson, Robert M. Howe and Barbara
                           A. Kuhler (1)

                  2.2 Registration Rights Agreement dated January 6, 1997, by and among Data Processing Resources Corporation, Leardata Info-Services, Inc., General Atlantic Leardata Partners, L.P., Bruce M. Smith, Chris P. Smith, Steve P. Donaldson, Robert M. Howe and Barbara
                           A. Kuhler (1)

                  23.1     Consent of Deloitte & Touche LLP

                  99.1     Text of Press Release dated December 18, 1996

                  99.2     Text of Press Release dated January 7, 1997



----------
(1) Incorporated by reference to DPRC's registration statement on Form S-1 (Registration No. 333-18719) originally filed with the Securities and Exchange Commission on December 24, 1996, as amended by Amendment No. 1 to such registration statement filed with the Securities and Exchange Commission on January 7, 1997.